Exhibit 10.4(e)
                                                                 ---------------

                             SECOND MODIFICATION AGREEMENT
                             -----------------------------

     THIS SECOND MODIFICATION AGREEMENT is entered into as of this 21st day of March, 1986 between ZOND WINDSYSTEM PARTNERS, LTD., SERIES 85-A, a California limited partnership ("the Partnership") and ZOND CONSTRUCTION CORPORATION III, a California corporation ("ZCC III"). Unless otherwise defined herein, all capitalized terms when used herein shall give the same meaning as when used in the First Amended and Restated Agreement of Limited Partnership of the Partnership dated as of November 22, 1985 (the "Partnership Agreement").


                                    RECITALS
                                    --------

     1. The Partnership issued and delivered to ZCC III three Series A Promissory Notes made in favor of ZCC III, in the aggregate original principal amount of $13,708,800, as partial payment for certain wind turbine generators purchased from ZCC III. The respective dates of issuance and original principal amount of each such Series A Promissory Note is given below:

        Date of Issue                  Original Principal Amount
        -------------                  -------------------------

      November 22, 1985                       $8,568,000
      November 27, 1985                        1,028,160
      December 16, 1985                        4,112,640

     2. On February 19, 1986 the Partnership and ZCC III modified each Series A Promissory Note by omitting therefrom certain provisions which prohibitd a prepayment thereof and imposed a penalty upon the Partnership in the event that the Partnership prepaid the Series A Promissory Notes. Each such Series A Promissory Note as modified by the February 19, 1986 Modification Agreement is referred to hereinafter as a "Purchase Note", and the three such Series A Promissory Notes are collectively referred to hereinafter as the "Purchase Notes."

     3. The Partnership and ZCC III wish to modify again each Purchase Note to provide that the partnership may not prepay the Partnership Notes on or before December 17, 1997.

     4. The General Partner deems it to be in the best interests of the Partnership and of the Limited Partners to enter into this Second Modification Agreement.

     NOW, THEREFORE, the Partnership and ZCC III agree as follows:


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

     1. The provisions of each of the Purchase Notes which currently read as follows:

            "This Promissory Note is subject to mandatory prepayment in accordance with the provisions of the Agreement",

are amended so that such provisions in each Purchase Note now reads as follows:

        "This Promissory Note is subject to mandatory prepayment in accordance with the provisions of the Agreement. Except for any such mandatory prepayments, no prepayments of principal or interest shall be permitted on or before December 17, 1997. Thereafter, any optional prepayment shall be applied against payments due under the Promissory
        Note in reverse order of maturity."

     2. All provisions of each of the Purchase Notes, other than those amended pursuant to the immediately preceding paragraph 1, remain in full force and effect as written.

                                          "THE PARTNERSHIP"
                                           ---------------

                                          ZOND WINDSYSTEM PARTNERS, LTD.,
                                          SERIES 85-A


                                          By its General Partner

                                            Zond Windsystems Management
                                            Corporation III



                                            By /s/ Craig A. Anderson
                                               --------------------------------
                                               Craig A. Anderson,
                                               Senior Vice President -
                                                 General Counsel


                                         "ZCC III"
                                          -------

                                         ZOND CONSTRUCTION CORPORATION III



                                         By /s/ Craig A. Anderson
                                            -----------------------------------
                                            Craig A. Anderson,
                                            Senior Vice President -
                                              General Counsel


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